Exhibit 99.1

NEWS

FOR IMMEDIATE RELEASE	CONTACT:	John E. Peck
President and CEO
(270) 885-1171

HOPFED BANCORP, INC. REPORTS OPERATING

RESULTS FOR THE FIRST QUARTER OF 2019

HOPKINSVILLE, KY (May 1, 2019) – HopFed Bancorp, Inc. (NASDAQ: HFBC) (the “Company”), the holding company for Heritage Bank USA, Inc. (the “Bank”), today reported operating results for the three-month period ended March 31, 2019. For the three-month period ended March 31, 2019, the Company’s net income was $623,000, or $0.10 per share basic and diluted, compared to $1.1 million, or $0.18 per share basic and diluted, for the three-month period ended March 31, 2018. The reduction in net income for the three-month period ended March 31, 2019 was largely the result of merger related expenses.

Commenting on the results for the three-month period ended March 31, 2019, John E. Peck, President and Chief Executive Officer, said, “For the three-month period ended March 31, 2019, net loans increased by $7.5 million, representing an annualized growth rate of 4.5%. In the three-month period ended March 31, 2019, retail deposits increased by $10.6 million, allowing the Company to reduce its level of brokered deposits by $9.0 million. In the three-month period ended March 31, 2019, higher short term interest rates drove a $6.0 million increase in retail repurchase accounts. Non-interest expenses (excluding merger related expenses) declined by $392,000 in the three-month period ended March 31, 2019, compared to the three-month period ended March 31, 2018.”

Financial Highlights

•	At March 31, 2019, total loans outstanding in the Company’s three loan production offices were $106.2 million compared to $95.5 million at December 31, 2018, and $80.5 million at March 31, 2018.

•

At March 31, 2019, non-accrual loans were $1.1 million compared to $1.4 million at December 31, 2018. At March 31, 2019, loans classified as substandard were $16.6 million compared to $14.3 million at December 31, 2018.

•

The Company’s net interest margin for the three-month period ended March 31, 2019, was 3.24% compared to 3.35% and 3.45% for the three-month periods ended December 31, 2018 and March 31, 2018, respectively.

•	The Company’s book value per share at March 31, 2019, was $14.80. The stated book value excludes 371,693 shares of unearned stock held in the Company’s Employee Stock Ownership Plan (“ESOP”).

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HFBC Reports First Quarter Results

May 1, 2019

Results of Operations

In the three-month periods ended March 31, 2019, December 31, 2018 and March 31, 2018, interest income was $9.5 million, $9.5 million and $8.8 million, respectively. For the three-month period ended March 31, 2019, the average balance of interest bearing assets was $849.3 million, an increase of $8.7 million compared to the three-month period ended March 31, 2018. The improvements in interest income for the three-month period ended March 31, 2019, compared to the three-month period ended March 31, 2018, were more than offset by higher short term interest rates, increasing the Company’s interest expense.

On a linked quarter basis, the Company’s interest expense increased by $249,000. The increase in linked quarter interest expense was the result of an $8.4 million increase in interest bearing liabilities and a 0.12% increase in the total cost of average interest bearing liabilities. The Company’s interest expense increased by $1.1 million for the three-month period ended March 31, 2019, compared to the three-month period ended March 31, 2018. For the three-month period ended March 31, 2019, average interest bearing liabilities were $613.5 million compared to $612.0 million for the three-month period ended March 31, 2018. The total cost of average interest bearing liabilities was 1.57% for the three-month period ended March 31, 2019, compared to 0.94% for the three-month period ended March 31, 2018. For the three-month periods ended March 31, 2019, December 31, 2018 and March 31, 2018, net interest income was $6.8 million, $7.0 million and $7.2 million, respectively.

For the three-month period ended March 31, 2019, non-interest income was $1.6 million, representing declines of $180,000 and $108,000 compared to the three-month periods ended December 31, 2018 and March 31, 2018, respectively. On a linked quarter basis, the decline in non-interest income was broad based. Historically, the Company’s non-interest income is lower in the first quarter of each year and highest in the fourth quarter of each year due to factors such as the number of days in the reporting period and the differences in economic activity during the respective periods. For the three-month period ended March 31, 2019, mortgage origination revenue declined by $70,000 compared to the three-month period ended March 31, 2018, due to weaker loan demand in the Company’s market. For the three-month period ended March 31, 2019, the Company’s service charge and merchant card income declined by a combined $48,000 compared to the three-month period ended March 31, 2018.

For the three-month period ended March 31, 2019, total non-interest expenses were $7.7 million, an increase of $1.0 million on a linked quarter basis and an increase of $204,000 compared to the three-month period ended March 31, 2018. On a linked quarter basis, non-merger related non-interest expenses increased by $424,000 largely due to a $351,000 increase in salaries and benefits expense. The linked quarter increase in salaries and benefits is largely the result of a $57,000 increase in health insurance, a $52,000 increase in payroll taxes and a $210,000 increase in the amount of vacation accruals.

For the three-month period ended March 31, 2019, state deposit taxes increased by $46,000 and data processing expenses increased by $38,000 compared to the three-month period ended March 31, 2018. For the three-month period ended March 31, 2019, no other operating expense line items experienced an increase as compared to the three-month period ended March 31, 2018.

This information is preliminary and based on company data available at the time of the presentation.

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HFBC Reports First Quarter Results

May 1, 2019

Balance Sheet

At March 31, 2019, total assets were $934.3 million compared to $931.4 million at December 31, 2018. At March 31, 2019, net loans totaled $666.3 million, an increase of $7.5 million compared to December 31, 2018. The Company continued to experience growth in retail repurchase agreements, which increased from $53.0 million at December 31, 2018, to $59.0 million at March 31, 2019.

A summary of loans outstanding by type at March 31, 2019 and December 31, 2018 is as follows:

	March 31, 2019	December 31, 2018
	(Dollars in Thousands)
One-to-four family first mortgages	$174,274	$175,638
Home equity lines of credit	31,407	32,781
Second mortgages (closed end)	995	1,037
Multi-family	26,377	26,067
Construction	36,723	38,700
Land	18,745	12,175
Non-residential real estate	248,285	242,390
Farmland	33,242	34,041
Consumer loans	8,060	8,442
Commercial loans	93,090	92,466

Total loans, gross	671,198	663,737
Unearned income, net of fees	(395)	(419)
Less allowance for loan losses	(4,553)	(4,536)

Total loans	666,250	658,782

This information is preliminary and based on company data available at the time of the presentation.

HFBC Reports First Quarter Results

May 1, 2019

Asset Quality

The table below provides a history of the Company’s significant credit quality metrics for the dates listed below:

	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
	(Unaudited)		(Unaudited)	(Unaudited)	(Unaudited)
	(Dollars in Thousands, Except Percentages)
Loans past due 30-89 days	$1,939	$809	$1,780	$1,605	$432
Total non-accrual loans	1,064	1,430	1,841	1,602	2,004
Total loans classified as substandard	16,632	14,323	11,005	11,491	14,082
Total performing TDR loans	3,602	3,530	3,518	3,162	3,255
Total foreclosed assets	3,446	3,598	3,533	3,427	3,329
Quarterly net charge offs	43	102	158	78	240

Non-accrual loans / Total loans	0.16%	0.22%	0.28%	0.24%	0.30%
Non-performing assets / Total assets	0.48%	0.54%	0.59%	0.55%	0.58%
Allowance / Total loans	0.68%	0.68%	0.68%	0.69%	0.70%
Allowance / Non-accrual loans	427.97	317.25%	247.48%	289.48%	232.24%
Substandard loans / Risk based capital	15.65%	13.63%	10.68%	11.24%	13.94%
Quarterly net charge off ratio (annualized)	0.03%	0.06%	0.09%	0.05%	0.15%
Risk Based Capital	105,604	105,055	103,085	102,211	100,997
FTE Employees	210	220	225	226	227

The Company

HopFed Bancorp, Inc. is the holding company for Heritage Bank USA, Inc. (“Heritage Bank”), a Kentucky state chartered commercial bank. Heritage Bank has eighteen offices in western Kentucky and middle Tennessee and loan production offices in the Tennessee communities of Nashville, Murfreesboro and Brentwood. The Company offers a broad line of financial services and products with the personalized focus of a community banking organization.

Forward-Looking Information

Information contained in this press release, other than historical information, may be considered forward-looking in nature and is subject to various risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or expected. Among the key factors that may have a direct bearing on the Company’s operating results, performance or financial condition are competition and the demand for the Company’s products and services, and other factors as set forth in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations. Certain tabular presentations may not reconcile because of rounding.

This information is preliminary and based on company data available at the time of the presentation.

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HFBC Reports First Quarter Results

May 1, 2019

HOPFED BANCORP, INC.

Consolidated Condensed Balance Sheets

(Dollars in Thousands)

(Unaudited)

	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Assets
Cash and due from banks	$35,052	36,339	21,987	16,399	18,472
Interest-earning deposits in banks	12,364	15,711	8,687	2,955	3,149

Cash and cash equivalents	47,416	52,050	30,674	19,354	21,621
Federal Home Loan Bank stock, at cost	4,428	4,428	4,428	4,428	4,428
Securities available for sale	172,168	170,804	159,282	168,983	180,212
Loans held for sale	742	1,248	1,873	1,126	2,706
Loans receivable	670,803	663,318	668,374	676,891	665,178
Allowance for loan losses	(4,553)	(4,536)	(4,553)	(4,637)	(4,654)
Accrued interest receivable	3,666	3,503	3,390	3,253	3,212
Foreclosed assets, net	3,446	3,598	3,533	3,427	3,329
Bank owned life insurance	10,618	10,672	10,587	10,511	10,439
Premises and equipment, net	21,079	21,759	22,072	22,365	22,619
Deferred tax assets	2,165	1,825	2,399	2,320	2,127
Other assets	2,282	2,730	2,816	4,641	2,748

Total assets	$934,260	931,399	904,875	912,662	913,965

Liabilities:
Deposits:
Non-interest-bearing accounts	$125,674	129,476	134,297	$136,004	139,093
Interest-bearing accounts
Checking accounts	205,420	196,972	185,380	198,691	219,483
Savings and money market accounts	96,504	97,232	97,347	99,552	101,153
Other time deposits	314,229	316,157	309,890	300,941	287,077

Total deposits	741,827	739,837	726,914	735,188	746,806
Advances from Federal Home Loan Bank	26,000	33,000	33,000	38,000	25,000
Repurchase agreements	59,046	53,011	42,043	39,648	41,792
Subordinated debentures	10,310	10,310	10,310	10,310	10,310
Accrued expenses and other liabilities	4,190	4,455	5,170	4,347	3,304

Total liabilities	841,373	840,613	817,437	827,493	827,212

This information is preliminary and based on company data available at the time of the presentation.

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HFBC Reports First Quarter Results

May 1, 2019

HOPFED BANCORP, INC.

Consolidated Condensed Balance Sheets, Continued

(Dollars in Thousands, Except Percentages, Share and Per Share Data)

(Unaudited)

	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Stockholders’ equity:
Common stock, par value $.01	80	80	80	80	80
Additional paid-in-capital	59,210	59,105	59,035	58,948	58,875
Retained earnings	55,757	55,134	53,979	53,179	51,957
Treasury stock – common, at cost	(16,706)	(16,706)	(16,706)	(16,706)	(16,684)
Unearned ESOP Shares, at cost	(5,124)	(5,268)	(5,457)	(5,606)	(5,759)
Accumulated other comprehensive income, net of taxes	(330)	(1,559)	(3,493)	(2,726)	(1,716)

Total stockholders’ equity	92,887	90,786	87,438	87,169	86,753

Total liabilities and stockholders’ equity	$934,260	931,399	904,875	914,662	913,965

Additional Capital Information

	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Preferred stock authorized	500,000	500,000	500,000	500,000	500,000
Common shares authorized	15,000,000	15,000,000	15,000,000	15,000,000	15,000,000
Common shares issued	7,990,867	7,990,867	7,991,170	7,989,655	7,988,983
Common shares outstanding	6,648,887	6,648,887	6,649,190	6,647,675	6,648,589
Treasury shares	1,341,980	1,341,980	1,341,980	1,341,980	1,340,394
Unearned ESOP shares	371,693	382,691	400,768	412,091	423,679
Book value per share (excludes unearned ESOP shares)	$14.80	$14.49	$13.99	$14.01	$13.97
Tier 1 leverage ratio	11.0%	11.0%	10.9%	10.7%	10.6%
Total risk based capital ratio	15.3%	16.2%	15.9%	15.6%	15.5%
Common equity tier 1 ratio	14.6%	15.5%	15.2%	14.9%	14.8%

This information is preliminary and based on company data available at the time of the presentation.

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HFBC Reports First Quarter Results

May 1, 2019

HOPFED BANCORP, INC.

Consolidated Condensed Quarterly Statement of Income

(Dollars in Thousands)

(Unaudited)

	For the three month periods ended
	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Interest and dividend income:
Loans	8,230	8,210	8,164	7,858	7,477
Investment in securities, taxable	1,035	998	970	1,033	1,079
Nontaxable securities available for sale	195	187	189	208	213
Interest-earning deposits	82	79	21	16	29

Total interest and dividend income	9,542	9,474	9,344	9,115	8,798

Interest expense:
Deposits	2,137	1,946	1,694	1,392	1,244
FHLB borrowings	159	187	210	134	92
Repurchase agreements	302	223	188	171	154
Subordinated debentures	147	140	139	138	122

Total interest expense	2,745	2,496	2,231	1,835	1,612

Net interest income	6,797	6,978	7,113	7,280	7,186
Provision for loan losses	60	84	74	62	68

Net interest income after provision for loan losses	6,737	6,894	7,039	7,218	7,118

Non-interest income:
Service charges	667	749	756	727	706
Merchant card income	299	325	316	330	308
Mortgage origination revenue	249	288	338	489	319
Gain on sale of securities	—	40	5	481	27
Income from bank owned life insurance	117	85	75	73	71
Financial services commission	173	178	184	177	138
Other operating income	131	151	219	87	175

Total non-interest income	1,636	1,816	1,893	2,364	1,744

This information is preliminary and based on company data available at the time of the presentation.

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HFBC Reports First Quarter Results

May 1, 2019

HOPFED BANCORP, INC.

Consolidated Condensed Statements of Income, Continued

(Dollars in Thousands, Except Per Share Data)

(Unaudited)

	For the three month periods ended
	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Non-interest expenses:
Salaries and benefits	4,044	3,693	4,138	4,116	4,117
Occupancy	734	698	785	747	782
Data processing	822	812	807	765	784
State deposit tax	215	212	158	160	169
Professional services	332	257	489	499	466
Advertising	248	229	329	338	308
Foreclosure, net	20	37	20	21	(6)
(Gain) loss on sale of asset	(27)	—	1	9	—
Merger expenses	596	—	—	—	—
Other	760	786	785	919	920

Total non-interest expense	7,744	6,724	7,512	7,574	7,540

Income before income tax expense	629	1,986	1,420	2,008	1,322
Income tax expense	6	368	180	323	196

Net income	623	1,618	1,240	1,685	1,126

Net income per share
Basic	$0.10	$0.26	$0.20	$0.28	$0.18

Diluted	$0.10	$0.26	$0.20	$0.28	$0.18

Dividend per share	—	$0.07	$0.07	$0.07	$0.05

This information is preliminary and based on company data available at the time of the presentation.

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HFBC Reports First Quarter Results

May 1, 2019

HOPFED BANCORP, INC.

Selected Financial Data

(Dollars in Thousands, Except Percentages)

(Unaudited)

	For the three month periods ended
	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Average Balance Sheet Data
Loans, net of allowance	$661,735	659,174	670,314	666,301	647,204
Available for sale taxable securities	150,770	144,506	146,225	153,723	160,582
Available for sale tax free securities	25,358	24,195	24,533	25,670	26,856
Interest bearing deposits held in banks	11,474	14,062	3,825	3,735	6,030
Average earning assets	849,337	841,937	844,897	849,429	840,672
Average non-earning assets	69,384	67,813	63,618	63,565	69,290
Average assets	918,721	909,750	908,515	912,994	909,962
Average interest bearing deposits	613,505	605,121	596,666	608,312	612,019
Repurchase agreements	48,911	41,333	38,611	38,604	39,072
FHLB borrowings	26,778	33,000	37,989	32,011	23,656
Subordinated debentures	10,310	10,310	10,310	10,310	10,310
Total average interest bearing liabilities	699,504	689,764	683,576	689,237	685,057
Average non-interest bearing deposits	126,487	126,487	131,615	133,075	133,412
Average other non-interest bearing liabilities	4,104	5,399	5,572	4,099	3,887
Average total equity	91,893	88,100	87,752	86,583	87,336

	For the three month periods ended
	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Tax equivalent yield / Cost of:
Loans, fully tax equivalent	5.00%	5.00%	4.89%	4.72%	4.62%
Available for sale taxable securities	2.75%	2.76%	0.27%	2.69%	2.69%
Available for sale tax free securities, fully tax equivalent	3.82%	3.84%	3.86%	4.04%	3.96%
Average yield of interest bearing deposits	2.86%	2.25%	1.88%	1.71%	1.92%
Yield on total interest earning assets	4.53%	4.52%	4.46%	4.32%	4.21%
Cost of total average deposits	1.16%	1.06%	0.93%	0.89%	0.67%
Cost of average total interest bearing liabilities	1.57%	1.45%	1.30%	1.06%	0.94%
Fully tax equivalent interest rate spread	2.97%	3.09%	3.16%	3.25%	3.30%
Fully tax equivalent net interest margin	3.24%	3.35%	3.41%	3.45%	3.45%
Net income	623	1,618	1,240	1,685	1,126
ROA	0.27%	0.71%	0.55%	0.74%	0.49%
Annualized return on equity	2.71%	7.35%	6.23%	7.78%	5.16%
Efficiency ratio	90.89%	75.76%	88.26%	78.12%	83.89%

This information is preliminary and based on company data available at the time of the presentation.

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